SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                       Date of Report: September 23, 1997

                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    FLORIDA                       5-43936                       65-0377773
---------------           ------------------------          ------------------
(State or other           (Commission File Number)             (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000

Item 5.           OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing that BankUnited Financial Corporation had agreed to acquire Consumers Savings Bancorp, Inc., parent company of Consumers Savings Bank.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BANKUNITED FINANCIAL CORPORATION

                                            By:/S/ NANCY L. ASHTON
                                               ---------------------------------
                                                 Nancy L. Ashton
                                                     Senior Vice President and
                                                     Assistant Secretary

Dated: September 23, 1997

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS

                                                                                 SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
  NO.                                                                                PAGE
-------                                                                          ------------
 20.1         Press Release regarding acquisition of Consumers Bancorp, Inc.           6